PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2018
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment [Table Text Block]
Property and equipment consisted of the following:

	As of December 31,
	2018	2017
Vehicles	$189,167	$199,348
Machinery	6,268	24,541
Furniture	12,123	12,775
Leasehold improvement	27,894	29,398
Building	173,388	182,721
Less: accumulated depreciation	(138,026)	(76,308)
Property and equipment, net	$270,814	$372,475